Exhibit 99.1

KITE AND ARCELLX CLOSE AGREEMENT TO CO-DEVELOP AND CO-COMMERCIALIZE LATE-STAGE CLINICAL CART-ddBCMA IN MULTIPLE MYELOMA

SANTA MONICA, Calif. and REDWOOD CITY, Calif., — January 30, 2023 — Kite, a Gilead Company (NASDAQ: GILD), and Arcellx, Inc. (NASDAQ: ACLX), today announced the closing of the companies’ previously announced global strategic collaboration to co-develop and co-commercialize Arcellx’s lead late-stage product candidate, CART-ddBCMA, for the treatment of patients with relapsed or refractory multiple myeloma. Multiple myeloma is an incurable disease for most patients and the need remains for effective, safe and broadly accessible therapies.

Currently being investigated in a Phase 2 pivotal trial, CART-ddBCMA is Arcellx’s T-cell therapy utilizing the company’s novel synthetic binder, the D-Domain. Kite and Arcellx will jointly advance and commercialize the CART-ddBMCA asset in the U.S., and Kite will commercialize the product outside the U.S.

About Arcellx

Arcellx, Inc. is a clinical-stage biotechnology company reimagining cell therapy by engineering innovative immunotherapies for patients with cancer and other incurable diseases. Arcellx believes that cell therapies are one of the forward pillars of medicine and Arcellx’s mission is to advance humanity by developing cell therapies that are safer, more effective, and more broadly accessible. Arcellx’s lead product candidate, CART-ddBCMA, is being developed for the treatment of relapsed or refractory multiple myeloma (r/r MM) in an ongoing Phase 1 study. CART-ddBCMA has been granted Fast Track, Orphan Drug, and Regenerative Medicine Advanced Therapy designations by the U.S. Food and Drug Administration.

Arcellx is also advancing its dosable and controllable CAR-T therapy, ARC-SparX, through two programs: a Phase 1 study of ACLX-001 for r/r MM, initiated in the second quarter of 2022; and ACLX-002 in relapsed or refractory acute myeloid leukemia and high-risk myelodysplastic syndrome, initiated in the fourth quarter of 2022. For more information on Arcellx, please visit www.arcellx.com. Follow Arcellx on Twitter (@arcellx) and LinkedIn.

About Kite

Kite, a Gilead Company, is a global biopharmaceutical company based in Santa Monica, California, focused on cell therapy to treat and potentially cure cancer. As the global cell therapy leader, Kite has treated more patients with CAR T-cell therapy than any other company. Kite has the largest in-house cell therapy manufacturing network in the world, spanning process development, vector manufacturing, clinical trial production and commercial product manufacturing. For more information on Kite, please visit www.kitepharma.com. Follow Kite on social media on Twitter (@KitePharma) and LinkedIn.

About Gilead Sciences

Gilead Sciences, Inc. is a biopharmaceutical company that has pursued and achieved breakthroughs in medicine for more than three decades, with the goal of creating a healthier world for all people. The company is committed to advancing innovative medicines to prevent and treat life-threatening diseases, including HIV, viral hepatitis and cancer. Gilead operates in more than 35 countries worldwide, with headquarters in Foster City, California. Gilead Sciences acquired Kite in 2017.

Gilead Forward-looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors, including the ability of the parties to complete the transaction in a timely manner or at all; the risk that Gilead and Kite may not realize the anticipated benefits of the collaboration with Arcellx; difficulties or unanticipated expenses in connection with the collaboration, including with respect to the co-development, co-commercialization, and manufacturing of CART-ddBCMA or other programs subject of the collaboration and associated funding; the possibility that the parties may make a strategic decision to terminate this collaboration at any time; the risk that Gilead’s investment in Arcellx will lose value for any number of reasons; uncertainties relating to regulatory applications, and related filing and approval timelines for CART-ddBCMA or other programs subject of the collaboration, including the risk that FDA may not approve any such programs on the currently anticipated timelines or at all, and any marketing approvals, if granted, may have significant limitations on its use; the potential effect of any of the foregoing on Gilead and Kite’s earnings; and any assumptions underlying any of the foregoing. These and other risks, uncertainties and other factors are described in detail in Gilead’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the U.S. Securities and Exchange Commission. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The reader is cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and is cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements are based on information currently available to Gilead and Kite, and Gilead and Kite assume no obligation and disclaim any intent to update any such forward-looking statements.

Arcellx, Inc. Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements in this press release that are not purely historical are forward-looking statements, including the parties’ expected co-development and co-commercialization activities.

The forward-looking statements contained herein are based upon Arcellx’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. These forward-looking statements are neither promises nor guarantees and are subject to a variety of risks and uncertainties, including uncertainty as to whether the anticipated benefits and opportunities of the proposed collaboration may not be realized or may take longer to realize or may cost more than expected; challenges in technology transfer and cell therapy manufacturing, particularly in scaling up to commercial supply volumes, that can limit the benefits of the collaboration; challenges inherent in new product candidate development, including the uncertainty of clinical success and obtaining regulatory approvals; challenges associated with collaborating with third parties, including intellectual property, operational, financial and other risks; uncertainty of commercial success for new products; the ability of Arcellx and Kite to successfully execute their strategic plans; the risk that the collaboration can be terminated; potential for other unexpected hurdles, costs or delays; and other risks that may be found in the section entitled Part II, Item 1A (Risk Factors) in the Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the Securities and Exchange Commission (SEC) on November 14, 2022, and other documents that Arcellx files from time to time with the SEC. These forward-looking statements are made as of the date of this press release, and Arcellx assumes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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Kite, the Kite logo and GILEAD are trademarks of Gilead Sciences, Inc. or its related companies.

For more information on Kite, please visit the company’s website at www.kitepharma.com . Follow Kite on social media on Facebook , Twitter ( @KitePharma ), LinkedIn and YouTube .

Kite Contacts:

Investors:

Jacquie Ross

investor_relations@gilead.com

Media:

Tracy Rossin

trossin@kitepharma.com

Arcellx Contacts:

Investors:

Myesha Lacy

ir@arcellx.com

510-418-2412

Media:

Andrea Cohen

Sam Brown Inc.

andreacohen@sambrown.com

917-209-7163